EXHIBIT 3.3
42

November 8, 1999

Number                        Shares

Incorporated under the laws of the state of  Delaware

           Renjo Corporation

    Authorized to issue 25,000,000 shares

20,000,000 common shares      5,000,000 preferred shares
par value $.0001 each    par value $.0001 each


This certifies that _______________________________ is the owner of

_____________________ fully paid and non-assessable Shares of the Common

Shares of Renjo Corporation

transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ____________A.D. _____

          -------------------------------------
                            President
               [SEAL]

      (Reverse side of stock certificate)

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

    TEN COM   --as tenants in common
    TEN ENT   --as tenants by the entireties
    JT TEN --as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT -- ____________Custodian _________(Minor)
      under Uniform Gifts to Minors Act ______________(State)

    For value received, the undersigned hereby sells, assigns and transfers unto
_____________________________   (please   insert   social   security   or  other
identifying number of assignee) _________________________________________

____________________________________________________________________
(please   print  or  typewrite   name  and  address  of assignee)

_____________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

    Dated, _______________________________

           -----------------------------------
In presence of
---------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.